UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 13, 2009

(Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	0-22999 (Commission File Number)	94-2432628 (IRS Employer Identification No.)

423 West 55th Street, 12th Floor
New York, New York  10019
(Address of Principal Executive Offices, including zip code)

(212) 949-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 13, 2009, Erin D. Pickens, Executive Vice President and Chief Financial Officer of Tarragon Corporation (“Tarragon” or the “Company”), notified Tarragon that she is resigning from her position as the principal financial officer of the Company.  In addition, Todd Minor, formerly Executive Vice President and Treasurer of Tarragon, left the Company effective January 1, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARRAGON CORPORATION

By:	/s/ KATHRYN MANSFIELD
Kathryn Mansfield
Executive Vice President and Secretary

Date:  April 17, 2009